FIRST AMENDMENT TO NET LEASE AGREEMENT



      THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 27th day of January, 1999, by and between AEI Income & Growth Fund XXII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XXI, Inc., a Minnesota corporation ("Fund XXII"); AEI Income & Growth Fund XXI Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XXI, Inc., a Minnesota corporation ("Fund XXI"); AEI Real Estate Fund XVIII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XVIII, Inc., a Minnesota corporation ("Fund XVIII"); and AEI Real Estate Fund XVII Limited Partnership, a Minnesota limited partnership whose corporate general partner is AEI Fund Management XVII, Inc., a Minnesota corporation ("Fund XVII"), all of whose principal business address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 (hereinafter collectively referred to as "Lessor"), and Americana Dining Corp. (hereinafter referred to as "Lessee"), whose principal business address is One Corporate Place, 55 Ferncroft Road, Danvers, MA 01923;

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Washington Village Drive, Dayton, Ohio, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference; and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

      WHEREAS, Lessee and Lessor Fund XXII have entered into that certain Net Lease Agreement dated June 29, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      Whereas, effective as of August 27, 1998, Lessor Fund XXII transferred for good value: a 25% undivided interest as tenant in common in the Leased Premises and the Lease to Fund XXI; a 38% undivided interest as tenant in common in the Leased Premises and the Lease to Fund XVIII; and a 14% undivided interest as tenant in common in the Leased Premises and the Lease to Fund XVII.


      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:


1. Article 2(A) and (B) of the Lease shall henceforth read as follows:



ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing January 27th, 1999, plus the period commencing June 29, 1998 ("Occupancy Date") through January 31, 1999 with the contemplated initial term hereof ending on January 31, 2019.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through January 31, 2000.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

      (A)   Annual  Rent Payable for the first and  second  Lease
Years: Lessee shall pay to Lessor an annual Base Rent of $405,460.65, which amount shall be payable in advance on the first day of each month in equal monthly installments of $7,771.33 to Fund XXII, $8,447.10 to Fund XXI, $12,839.59 to Fund
XVIII, and $ 4,730.37 to Fund XVII. If the first day of the first full Lease Year of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

Article 35 is hereby deleted in its entirety; Lessor and Lessee agree that the referenced Development Financing Agreement is terminated in accordance with its terms. All other terms and conditions of the Lease shall remain in full force and effect.

Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof.


Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied.

As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.


                     LESSEE:  Americana Dining Corp.,

                              By: /s/ Donna Depoian
                              Its:  Secretary

Attest
/s/ Muriel Smith
    Muriel Smith
Print Name

Attest
/s/ Cheryl N. Carver
    Cheryl N Carver
Print Name


STATE OF MASSACHUSETTS)
                    )SS.
COUNTY OF ESSEX)

      The foregoing instrument was acknowledged before me this 25th day of January 1999, by Donna Depoian, as Sectray of
Americana Dining Corp. on behalf of said company.

                     /S/ Donna M Luciano

                         Notary Public          [notary seal]


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                    LESSOR:   AEI INCOME & GROWTH FUND XXII
                              LIMITED PARTNERSHIP

                              By:  AEI Fund Management XXI, Inc.
Attest
/s/ Rick J Vitale             By: /s/ Robert P Johnson
    Rick J Vitale                     Robert P. Johnson, President
Print Name


Attest
/s/ Stacey R.E. Jones
    Stacey R.E. Jones
Print Name



STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 26th day of January, 1999, by Robert P Johnson , the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXII Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public

[notary seal]


[Remainder of page intentionally left blank]


                                     AEI INCOME & GROWTH FUND XXI
                                     LIMITED PARTNERSHIP

                                     By:  AEI Fund Management XXI, Inc.
Attest
/s/ Rick J Vitale                    By: /s/ Robert P Johnson
    Rick J Vitale                            Robert P. Johnson, President
Print Name

Attest
/s/ Stacey R.E. Jones
    Stacey R.E. Jones
Print Name




STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 26th day of January, 1999, by Robert P Johnson , the President of AEI Fund Management XXI, Inc., a Minnesota corporation, corporate general partner of AEI Income & Growth Fund XXI Limited Partnership, on behalf of said limited partnership.





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                               AEI REAL ESTATE FUND XVIII
                               LIMITED PARTNERSHIP

                               By:  AEI Fund Management XVIII, Inc.
Attest
/s/ Rick J Vitale              By: /s/ Robert P Johnson
    Rick J Vitale                      Robert P. Johnson, President
Print Name

Attest
/s/ Stacey R.E. Jones
    Stacey R.E. Jones
Print Name




STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 26th day of January, 1999, by Robert P Johnson , the President of AEI Fund Management XVIII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVIII Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbars J Kochevar
                                  Notary Public





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                              AEI REAL ESTATE FUND XVII
                              LIMITED PARTNERSHIP

                              By:  AEI Fund Management XVII, Inc.
Attest
/s/ Rick J Vitale             By: /s/ Robert P Johnson
    Rick J Vitale                     Robert P. Johnson, President
Print Name

Attest
/s/ Stacey R.E. Jones
    Stacey R.E. Jones
Print Name




STATE OF MINNESOTA  )
                              )SS.
COUNTY OF RAMSEY    )

     The foregoing instrument was acknowledged before me the 26th day of January, 1999, by Robert P Johnson , the President of AEI Fund Management XVII, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund XVII Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                  Notary Public





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LAWYERS TITLE INSURANCE CORPORATION


                              EXHIBIT A           2507DC

                                                  MF 94-676-303


Situate  in the Township of Washington, County of Montgomery  and
State  of  Ohio  and  being Lot Numbered Twelve  (12)  Washington
Village  Park, Section 12, as recorded in Plat Book 155, page  50 of the plat records of Montgomery County, Ohio ("Lot 12").

Together with a perpetual, nonexclusive easement for vehicular ingress and egress on, over and across a certain 1.061 acre area, more or less known as Lot Numbered Thirteen (13) Washington Village Pare, Section Twelve, as recorded in Plat Book 156, Page 50 of the Plat Records of Montgomery County, Ohio ("Lot 13"), a private roadway presently known as Jdrexel Park Lane ("Roadway Easement Area"), to provde ingress and egress between the Premises and the public roadways presently know as Washington Village Drive and Lyons Road.